                                                                   EXHIBIT 10.52



                    ***PORTIONS OF THIS EXHIBIT MARKED BY
                    BRACKETS ("[______]") OR OTHERWISE
                    IDENTIFIED HAVE BEEN OMITTED PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT.
                    THE OMITTED PORTIONS HAVE BEEN FILED
                    SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.***

                           LICENSE AGREEMENT FOR POLE
                      ATTACHMENT AND/OR CONDUIT OCCUPANCY

      LICENSE AGREEMENT FOR POLE ATTACHMENTS AN/OR CONDUIT OCCUPANCY IN


                                   FLORIDA
                              ------------------
                                 (AREA/STATE)


                           DATED SEPTEMBER 15, 1993
                             -------------------

                                   BETWEEN



                      BELLSOUTH TELECOMMUNICATIONS, INC.
                                  (LICENSOR)


                                     AND



                              BEACH CABLE, INC.
                                  (LICENSEE)


                                   TO SERVE


                        THE CITY OF PANAMA CITY BEACH
                                     and
               THE UNINCORPORATED AREAS OF BAY COUNTY, FLORIDA

                               TABLE OF CONTENTS


ARTICLE                                                                                   PAGE
-------                                                                                   ----
          Preface
 I        Definitions                                                                      3
 II       Scope of Agreement                                                               5
 III      Fees and Charges                                                                 5
 IV       Advance Payment                                                                  6
 V        Specifications                                                                   7
 VI       Legal Requirements                                                               7
 VII      Issuance of Licenses                                                             8
 VIII     Make-Ready Work                                                                  9
 IX       Construction, Maintenance And Removal of Communications Facilities               12
 X        Termination of Licenses                                                          16
 XI       Inspection of Licensee's Communications Facilities                               16
 XII      Unauthorized Attachment, Utilization, Or Occupancy                               16
 XIII     Security Interest                                                                17
 XIV      Liability And Damages                                                            18
 XV       Insurance                                                                        19
 XVI      Authorization Not Exclusive                                                      20
 XVII     Assignment Of Rights                                                             20
 XVIII    Failure to Enforce                                                               20
 XIX      Termination of Agreement                                                         21
 XX       Term of Agreement                                                                22
 XXI      Notices                                                                          22
 XXII     Supersedure of Previous Agreement(s)                                             23



APPENDICES
----------
I         Schedule of Fees and Charges
II        Multiple Pole Attachment and Conduit Occupancy License
            Applications
III       Administrative Forms and Notices


EXHIBIT
-------
A         Map of Area Covered by Agreement





                                     - 1 -
                                                                           11/91

                               LICENSE AGREEMENT

     THIS AGREEMENT, executed this 15th day of September, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell Telephone and Telegraph, a corporation organized and existing under the laws of the State of Georgia, having its principal office in the City of Atlanta, Georgia, hereinafter called Licensor, and Beach Cable, Inc., a corporation (partnership, or other legal entity) organized and existing under the laws of the State of Florida and registered to do business in the State of Florida, having its principal office in the city of Panama City and local office in Panama City Beach hereinafter called Licensee;

                              W I T N E S S E T H

     WHEREAS, Licensee proposes to furnish communications services in (general description of area) Those Political Entities Listed on the Title Page or Amendments subsequent to the date of this Agreement. _________________________ _____________________________________________________ being more particularly shown on the attached map designated as Exhibit "A"; and

     WHEREAS, Licensee desires to place and maintain aerial and underground communications facilities within the area described above and desires to place such communications facilities on poles, anchors, and in the conduit system of Licensor; and

     WHEREAS, Licensor is willing to permit, under certain conditions on a revocable, nonexclusive license basis, to the extent it may lawfully do so, the placement of said communications facilities on or within Licensor's facilities where reasonably available in the area described above and where such use will not interfere with Licensor's service requirements or the use of its facilities by others;

     NOW THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows:





                                     - 2 -
                                                                           7/92

                                   ARTICLE I

                                  DEFINITIONS

                           As used in this Agreement:

A)       Anchor

         An assembly (rod and fixed object or plate owned solely or in part by the Licensor or by others), designed to resist the pull of a guy strand, for which the Licensor is responsible for authorizing the attachment of Licensee's communications facilities.

B)       Conduit

         A structure, usually underground, containing one or more ducts.

C)       Conduit Occupancy

         Occupancy of a conduit system by any item of Licensee's communications facilities.

D)       Conduit System

         Any combination of ducts, conduits, manholes, handholes, and vaults joined to form an integrated whole, which is owned solely or in part by the Licensor.

E)       Duct

         A single enclosed raceway for wire conductors or cables.

F)       Guy Strand

         A metal cable attached to a pole and anchor (or another pole) for the purpose of increasing pole stability.

G)       Joint Owner

         A person, firm, corporation or other legal entity sharing ownership of a pole and/or anchor with Licensor.

H)       Joint User

         A joint owner or party which may attach to a pole or anchor or occupy a conduit either solely or partially owned by the Licensor, in return for granting the Licensor equivalent rights of attachment to poles, anchors and/or occupancy of conduit which it owns, either solely or partially.

I)       Licensee's Communications Facilities

         All facilities, including but not limited to cables, equipment and associated hardware, owned and utilized by the Licensee which are attached to a pole or anchor or occupy a conduit system.





                                     - 3 -
                                                                           11/91

J)       Manhole

         A subsurface enclosure which personnel may enter and use for the purpose of installing, operating and maintaining communications facilities.

K)       Make-Ready Work

         All work, including but not limited to rearrangement and/or transfer of existing facilities, replacement of a pole or other changes required to accommodate the Licensee's communications facilities on a pole, anchor or in a conduit system.

L)       Prelicense Survey

         All work required, including field inspection and administrative processing, to determine the make-ready work necessary to accommodate Licensee's communications facilities on a pole, anchor or in a duct.

M)       Pole

         A pole owned solely or in part by the Licensor and/or by others for which Licensor is responsible for authorizing the attachment of Licensee's communications facilities.

N)       Pole Attachment

         Any item of Licensee's communications facilities affixed to a pole.

O)       Service Requirements

         Are multitudes of situations causing activity on the part of either party's employees. Activity of importance to this agreement includes new construction, removal of existing facilities and transfer, and/or rearrangement of existing facilities. This activity may be caused by, but is not limited to, increased plant retirements, emergencies, third party attachments, changes in plans, etc.

P)       Rearrangement of Attachments

         Is the moving of attachments from one position to another on the same pole.

Q)       Transfer of Attachments

         Is the moving of attachments from one pole and placing of these onto another pole.

R)       Unauthorized Attachments

         Is any attachment of facilities by the Licensee to Licensor's pole(s) or occupancy of Licensor's conduit system without prior license authorization in accordance with Article VII; or any attachment of facilities to Licensor's pole(s) or occupancy of Licensor's conduit system outside of those political entities listed on the Title Page or any Amendments subsequent to the date of the License Agreement.





                                     - 4 -
                                                                           11/91

                                   ARTICLE II

                               SCOPE OF AGREEMENT

A) Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee for any lawful communications purpose, revocable, nonexclusive licenses authorizing the attachment of Licensee's communications facilities to poles or anchors, the utilization of anchor/guy strands, or the placement of Licensee's communications facilities in Licensor's conduit system within (general description of area) Those Political entities listed on the Title Page or any Amendments subsequent to the date of the License Agreement. __________
         ______________________________________________________________________
         ______________________________________________________________________

B) No use, however extended, of poles, anchors, anchor/guy strands or conduit systems or payment of any fees or charges required under this Agreement shall create or vest in Licensee any easements or any other ownership of property rights of any nature in such poles, anchors, guy strands or conduit systems. Licensee's rights herein shall be and remain a mere license. Neither this Agreement nor any license granted hereunder shall constitute an assignment of any of Licensor's rights to use the public or private property at locations of such poles, anchors, guy strands and conduit systems.

C) Licensor's right to locate and maintain its poles, anchors, guy strands, and conduit systems and to operate its facilities in conjunction therewith in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by this Agreement.

D) Nothing contained in this Agreement shall be construed to compel Licensor to construct, reconstruct, retain, extend, place or maintain any pole, anchor, guy strand, duct or other facility for use by the Licensee not needed for Licensor's own service requirements.

E) Nothing contained in this Agreement shall be construed as a limitation, restriction, or prohibition against Licensor with respect to any agreement or arrangement which Licensor has heretofore entered into, or may in the future enter into, with others not parties to this Agreement regarding the poles, anchors, guy strands, and conduit systems covered by this Agreement. The rights of Licensee shall at all times be subject to any such existing and future agreement or arrangement.

                                  ARTICLE III

                                FEES AND CHARGES

A) Licensee agrees to pay to Licensor all fees and charges applicable in connection with the attachment of its communications facilities to a pole, anchor, utilization of an anchor/guy strand, or occupancy of a conduit system as specified in APPENDIX I.





                                     - 5 -
                                                                           11/91

         Where Licensor's communication facilities are attached to poles or anchors owned by power distribution companies or authorities or any other company or authority and where presurvey and/or make-ready work is required by Licensor on said poles to accommodate Licensee's facilities, Licensee shall pay the Licensor for all such work in accordance with the provisions of this Agreement in the same manner as if the poles or anchors belonged to Licensor.

B) Nonpayment of any amount due under this Agreement shall constitute a default by Licensee of this Agreement,

C) Whereas Licensor desires to protect the interest of its rate payers, employees, and shareholders, Licensor may require a bond in a form satisfactory to Licensor or other satisfactory evidence of financial security in such amount as Licensor from time to time may require to guarantee the performance of all Licensee obligations hereunder. The amount of the bond or financial security shall not operate as a limitation upon the obligations of the Licensee hereunder; and

D) At the expiration of six months from the date of this Agreement changes in the amount of the fees and charges specified in Appendix I may be made by Licensor upon at least 60 days prior written notice to Licensee, and Licensee agrees to pay such changed fees and charges. Notwithstanding any other provision of this Agreement, Licensee may terminate his Agreement at the end of such notice period if the change in fees and charges is not acceptable to Licensee, by giving Licensor written notice of its election to terminate this Agreement at least 10 days prior to the end of such notice period.

E) Licensee shall pay all applicable fees and charges due within 30 days after receipt of the bill.

F) Amendments to fees and charges shall be effected by the separate execution of APPENDIX I which shall become a part of and be governed by the terms and conditions of this Agreement.

                                   ARTICLE IV

                                ADVANCE PAYMENT

A)       Licensee shall make an advance payment to the Licensor prior to:

         1) any undertaking by Licensor of a prelicense survey or the administrative processing portion of such a survey in an amount specified by Licensor sufficient to cover the estimated charges for completing the specific work operation required, and

         2) performance by Licensor of any make-ready work required in an amount specified by Licensor sufficient to cover the estimated charges for completing the required make-ready work.

B) The amount of the advance payment required (Appendix III, Form B-1) will be credited against the payment due the Licensor for





                                     - 6 -
                                                                           11/91
performing the prelicense survey or portion thereof and/or make-ready work or having it performed by others.

C) Where the advance payment is less than the charge by the Licensor for such work, Licensee agrees to pay Licensor within 30 days of receipt of the bill all sums due in excess of the amount of the advance payment.

D) Where the advance payment exceeds the charge by the Licensor for such work, Licensor shall refund within 30 days of issuance of the bill the difference to Licensee.

                                   ARTICLE V

                                 SPECIFICATIONS

A) Licensee's communications facilities shall be placed and maintained in accordance with the requirements and specifications of the current editions of the Bell System Manual of Construction Procedures (Blue
         Book), the National Electrical Code (NEC), the National Electrical Safety Code (NESC), all of which are incorporated by reference in this Agreement, the rules and regulations of the Occupational Safety and Health Act (OSHA) and any governing authority having jurisdiction over the subject matter. Where a difference in specifications may exist, the more stringent shall apply.

B) If any part of Licensee's communications facilities is not placed and maintained in accordance with A) preceding, and Licensee has not corrected the violation within 60 days from receipt of written notice thereof from Licensor, Licensor may at its option correct said condition. Licensor will attempt to notify Licensee in writing prior to performing such work whenever practicable. However, when in the opinion of the Licensor such conditions pose an immediate threat to the safety of the Licensor's employees or the public, interfere with the performance of the Licensor's service obligations, or pose an immediate threat to the physical integrity of the Licensor's facilities, the Licensor may perform such work and/or take such action that it deems necessary without first giving written notice to the Licensee and without subjecting itself to any liability. As soon as practicable thereafter, Licensor will advise Licensee in writing of the work performed or the action taken and will endeavor to arrange for reaccommodation of Licensee's facilities so affected. The Licensee shall be responsible for paying the Licensor for all costs incurred by the Licensor for all work, action, and reaccommodation performed by Licensor under this subsection.

                                   ARTICLE VI

                               LEGAL REQUIREMENTS

A) Licensee shall be responsible for obtaining from the appropriate public and/or private authority any required authorization to construct, operate and/or maintain its communications facilities on





                                     - 7 -
                                                                           11/91
         public and/or private property before it attaches its communications facilities to poles and anchors, utilizes anchor/guy strands or occupies conduit located on such public and/or private property. In the absence of evidence satisfying the above, Licensor reserves the right to revoke or refuse to issue a license.

B) No license granted under this Agreement shall extend to any pole, anchor, guy strand or portion of a conduit system where the attachment or placement of Licensee's communications facilities would result in a forfeiture of rights of Licensor, or joint users, to occupy the property on which such poles, anchors, guy strands or conduit systems are located. If the existence of Licensee's communications facilities on a pole, anchor, guy strand, or in a conduit system would cause a forfeiture of the right of the Licensor or joint user, or both, to occupy such property Licensee agrees to remove its communications facilities forthwith upon receipt of written notification from the Licensor. If said communications facilities are not so removed, Licensor may perform and/or have performed such removal after the expiration of 60 days from the receipt of said written notification without liability on the part of the Licensor and Licensee agrees to pay Licensor or joint user or both, the cost thereof and for all losses and damages that may result.

C) The parties hereto shall at all times observe and comply with, and the provisions of the Agreement are subject to, all laws, ordinances, and regulations which in any manner affect the rights and obligations of the parties hereto under this Agreement, so long as such laws, ordinances or regulations remain in effect.


                                  ARTICLE VII

                              ISSUANCE OF LICENSES

A) Before Licensee shall attach to any pole, anchor, utilize any anchor/guy strand, or occupy any portion of a conduit system, Licensee shall make written application for and have received written license from the Licensor. (Appendix III, Forms A-1 and A-2 and/or D-1 through D-4).

B) Licensee agrees to limit the filing of applications for attachment licenses to include not more than 300 poles, 300 associated anchors and/or anchor/guy utilizations on any one application and 1500 poles, 1500 associated anchors and/or anchor/guy utilizations on all applications which are pending approval by Licensor at any one time. Such limitations will apply to poles, anchors and anchor/guy strands located within a single plant construction district of Licensor. Licensor, in its sole judgment, may permit the preceding limitations to be exceeded if so requested in writing by the Licensee when the circumstances of a particular job warrant such. Licensee further agrees to designate a desired priority of completion of the prelicense survey and make-ready work for each application relative to





                                     - 8 -
                                                                           11/91
         all other of its applications on file with Licensor at the same time.

                                  ARTICLE VIII

                                MAKE-READY WORK

A)       Poles, Anchors, Guys

         1) When an application for attachment (Appendix III, Form A-1) to a pole, anchor or utilization of an anchor/guy strand is submitted by Licensee, a prelicense survey will be required to determine the adequacy of the existing poles, anchors, and/or guys to accommodate Licensee's communications facilities. Utilization of the existing available capacity of an anchor/guy strand, when such utilization does not result in a reduction of the holding capacity below the level normally required by the Licensor for safety or other purposes will be permitted at the option of the Licensor and upon agreement by the Licensee to payment of the charges as specified in APPENDIX I.

         2) The field inspection portion of the prelicense survey, which requires the visual inspection of existing poles, anchors and guy strands, will be performed by a representative of the Licensor unless by mutual agreement, it is decided that a representative of the Licensee may conduct this portion of the prelicense survey. Joint users and/or Licensee may participate in the field inspection at the option of the Licensor. The administrative processing portion of the prelicense survey, which includes the processing of the application, the preparation of the make-ready work orders, the coordination of work requirements and schedules with joint users and other attachees and the random field verification of any field inspection results data developed and furnished to the Licensor by the Licensee will be performed by the Licensor.

                   (a) Before the Licensor performs any portion of the prelicense survey, the Licensor will advise the Licensee in writing of the estimated charges that will apply and receive written authorization and advance payment, as provided for in Article IV, from the Licensee (Appendix III, Form B-1). Licensee shall have 90 days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required prelicense survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

                   (b) When the Licensee performs the field inspection portion of the prelicense survey the field inspection results data will be furnished to the Licensor in a format specified by the Licensor and according to standards of accuracy and completeness satisfactory to the Licensor. In view of





                                     - 9 -
                                                                           11/91

                          Licensor's common carrier obligations to maintain safe, adequate service, Licensor retains the right to redo the field inspection portion of the prelicense survey if in the sole judgment of the Licensor the data furnished by the Licensee does not comply with the performance standards as prescribed by the Licensor. The Licensee shall pay the Licensor for the total expense incurred by the Licensor to redo the field inspection.

         3) Licensor reserves the right to refuse to grant a license for attachment to a pole or anchor, or utilization of an anchor/guy strand when Licensor determines that the available capacity on such pole, anchor and/or guy strand is required for its exclusive use or that of a joint user or governmental entity with pole attachment rights and that the pole, anchor, or guy strand may not reasonably be rearranged or replaced to accommodate Licensee's communications facilities.

         4) In the event Licensor determines that a pole and/or anchor to which Licensee desires to attach or an anchor/guy strand which Licensee desires to utilize is inadequate or otherwise needs rearrangement of the existing facilities thereon to accommodate the Licensee's communications facilities, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply (Form B-1).

                 Licensee shall have 90 days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required make-ready work and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

         5) Make-ready work will be performed by the Licensor following receipt of the required written authorization and advance payment from the Licensee. Licensee shall pay the Licensor for all make-ready work completed in accordance with the provisions of this Agreement and Licensee shall reimburse the owners of other facilities attached to such poles and/or anchors for any expense incurred by them in transferring or rearranging their facilities to accommodate Licensee's pole attachments. Licensee shall not be entitled to any monies paid to the Licensor for pole, anchor or guy strand replacements or for rearrangement of facilities on a pole or anchor by reason of the use by the Licensor, joint user, governmental entity or other authorized Licensees of any additional capacity resulting from such replacement or rearrangement.

         6) License applications received by Licensor from two or more Licensees for attachment to the same pole, anchor, or utilization of the same anchor/guy strand will be processed by Licensor in accordance with the procedures detailed in APPENDIX II.

         7) Whenever it is necessary for Licensor to replace its pole to accommodate Licensee's communications facilities, Licensor will





                                     - 10 -
                                                                           11/91
                 grant Licensee the option, where possible and acceptable to the Licensor and joint user, to become the owner of the pole and its associated guys and/or anchors, upon payment of all replacement costs on a fully installed basis. This option is subject to the further conditions that:

                 (a) Licensee grants Licensor and any existing joint user or authorized attachee the right to attach their respective facilities to such replacement pole and/or associated anchor upon the same terms and conditions as set forth in this Agreement, and,

                 (b) Any governmental entity having attachment rights to said pole and associated anchor shall be granted similar attachment rights under the same terms and conditions as apply to the pole being replaced.

                 Should Licensee exercise this option and become the owner of the pole and associated guy strands and/or anchors, it agrees to maintain the pole and associated guy strands and/or anchors in a safe and serviceable condition for attachment of Licensor and joint user facilities for as long as Licensee owns an interest in the pole.

         8) Licensee shall notify Licensor whenever it is necessary for Licensor to rearrange its existing facilities on a pole or anchor owned by another party or transfer its facilities to a replacement pole or anchor owned by another party in order to accommodate the Licensee. The cost of such rearrangement and/or transfer will be included in the make ready work for which Licensee shall pay Licensor.

B)       Conduit System

         1) When an application for conduit occupancy is submitted by the Licensee, a prelicense survey by the Licensor will be required to determine the availability of the conduit system to accommodate Licensee's communications facilities. Licensor will advise the Licensee in writing of the estimated charges that will apply for such prelicense survey and receive written authorization and advance payment (as provided for in Article
                 IV) from the Licensee before undertaking such a survey (Form B-1). A representative of the Licensee may accompany the Licensor's representative on the field inspection portion of such prelicense survey. Licensee shall have 90 days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required prelicense survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

         2) License applications received by Licensor from two or more Licensees for occupancy of the same conduit system will be processed by Licensor in accordance with the procedures detailed in APPENDIX II.





                                     - 11 -
                                                                           11/91

         3) The Licensor retains the right, in its sole judgment, to determine the availability of space in a conduit system. In the event the Licensor determines that rearrangement of the existing facilities in the conduit system is required before Licensee's communications facilities can be accommodated, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply for such rearrangement work (Form B-1). Licensee shall have 90 days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required make-ready work and acceptance of the resulting charges. Failure to respond within the specified period will result in cancellation of the application.

         4) Should Licensor or any governmental entity with whom Licensor has an agreement granting such entity priority access to and/or occupancy of Licensor's conduit system need, for its own service requirements, any of the conduit capacity occupied by Licensee's communications facilities and, if Licensor advises Licensee that Licensee's communications facilities can be accommodated otherwise in Licensor's conduit system, Licensee shall be required to rearrange its communications facilities in the manner designated by the Licensor and at the expense of Licensee. If Licensee has not so rearranged its communications facilities within 60 days of receipt of written notice from Licensor, Licensor may perform or have performed such rearrangement without any liability on the part of the Licensor and Licensee shall be liable for the full costs thereof.

C) In performing all make-ready work to accommodate Licensee's communications facilities, Licensor will endeavor to include such work in its normal work load schedule.

                                   ARTICLE IX

       CONSTRUCTION, MAINTENANCE AND REMOVAL OF COMMUNICATIONS FACILITIES

A) Licensee shall, at its own expense, construct and maintain its communications facilities on poles and/or anchors, and in conduit systems covered by this Agreement in a safe condition and in a manner acceptable to Licensor, so as not to physically conflict or electrically interfere with the facilities attached thereon or placed therein by the Licensor, joint users, or other authorized licensees.

B) Licensor shall specify the point of attachment on each pole or anchor to be occupied by Licensee's communications facilities. Where communications facilities of more than one Licensee are involved, Licensor will attempt to the extent practical, to designate the same relative position on each pole or anchor for each Licensee's communications facilities.

C) Licensee shall notify the Licensor in writing (Appendix III, Form G) at least 30 days before adding to, relocating, replacing or other-





                                     - 12 -
                                                                           11/91
         wise modifying its facilities attached to a pole and/or anchor where additional space or holding capacity may be required on either a temporary or permanent basis. Maintaining and/or modifying existing facilities and installing or removing service connections will not require prior authorization or notice.

D) The Licensee must obtain prior written authorization from the Licensor approving of the work and the party performing such work before the Licensee shall install, remove, or provide maintenance of its communications facilities in any of Licensor's conduit systems. Licensor shall not withhold such authorization without good cause. Licensor retains the right to specify what, if any, work shall be performed by Licensor at Licensee's expense.

E) In each instance where Licensee's communications facilities are to be placed in Licensor's conduit system, Licensor shall designate the particular duct(s) to be occupied, the location and manner in which Licensee's communications facilities will enter and exit Licensor's conduit system and the specific location and manner of installation for any associated equipment which is permitted by Licensor to occupy the conduit system. Licensor reserves the right to exclude or limit the type, number and size of Licensee's communications facilities which may be placed in Licensor's conduit system.

F) Licensor's manholes shall be opened only as permitted by Licensor's authorized employees or agents. Licensee shall be responsible for obtaining any necessary authorization from appropriate authorities to open manholes and conduct work operations therein. Licensee's employees, agents or contractors will be permitted to enter or work in Licensor's manholes only when an authorized employee or agent of Licensor is present or prior written authorization waiving this requirement is granted by the Licensor. Licensor's authorized employee or agent shall have the authority to suspend Licensee's work operations in and around Licensor's manholes if, in the sole discretion of said employee or agent, any hazardous conditions arise or any unsafe practices are being followed by Licensee's employees, agents, or contractors. Licensee agrees to pay Licensor the charges, as determined in accordance with the terms and conditions of APPENDIX I, for having Licensor's employee or agent present when Licensee's work is being done in and around Licensor's manholes. The presence of Licensor's authorized employee or agent shall not relieve Licensee of its responsibility to conduct all of its work operations in and around Licensor's manholes in a safe and workmanlike-manner, in accordance with the terms of this Agreement.

G) Should Licensor, joint user or governmental entity having pole, anchor or anchor/guy strand accommodation rights, for its own service requirements, need to attach additional facilities to any poles or anchors to which Licensee is attached or avail itself of the holding capacity of an anchor/guy strand being utilized by the Licensee, Licensee will either rearrange its facilities on the pole or anchor or transfer them to a replacement pole or anchor, as determined by Licensor so that the additional facilities of Licen-




                                     - 13 -
                                                                           11/91
         sor, joint user or governmental entity may be accommodated. The cost of such rearrangement and/or transfer will be at the sole expense of the Licensee. If Licensee does not rearrange or transfer its communications facilities within 30 days after receipt of written notice from Licensor requesting such rearrangement or transfer, Licensor or joint user may perform or have performed such rearrangement or transfer without liability on the part of Licensor or joint user and Licensee shall be liable for the full costs thereof.

H) Licensee, at its expense will remove its communications facilities from poles, anchors, or portions of a conduit system within 60 days after:

         (1) termination of the license covering such attachment or conduit occupancy; or

         (2) the date Licensee replaces its existing facilities on a pole with the placement of substitute facilities on the same pole or another pole, or replaces its existing facilities in one duct with the placement of substitute facilities in another duct.

         Licensee shall remain liable for and pay to the Licensor all fees and charges pursuant to provisions of this Agreement until all of Licensee's facilities are physically removed from such poles, anchors and portions of conduit systems.

         If Licensee fails to remove its facilities within the specified period, Licensor shall have the right to remove such facilities at Licensee's expense and without any liability on the part of the Licensor for damage to such facilities and/or without any liability for any interruption of Licensee's services.

I) In the event Licensor desires at any time to abandon any of its poles on which Licensee has a licensed attachment and is the only attachee, Licensor shall give Licensee notice in writing to that effect at least sixty (60) days prior to the date on which Licensor intends to abandon such pole. At the expiration of said period any license previously issued to Licensee by Licensor will automatically terminate, and:

         1) If no attachments remain on such pole, it shall be removed by Licensor; or

         2) If the Licensor shall have no attachments on such pole but the Licensee does, Licensor may, without liability, remove Licensee's attachments from such pole and remove the poles unless;

                 a) Licensee presents to Licensor, for its files, a certified copy of the county's plat book page where Licensee has recorded its right-of-way to the land surrounding the pole in question, or

                 b) Licensee presents to Licensor, for its files, a copy of the





                                     - 14 -
                                                                           11/91
                          right-of-way permit issued by the controlling governmental organization, and

                 c) Licensee accepts from Licensor and pays a bill for purchase of the pole in question at a price determined by the Licensor, then,

                 d) Licensor shall transfer ownership of such pole to Licensee, and Licensee shall thereafter save harmless the Licensor from all obligations, liability, damages, costs, expenses, or charges incurred because of, or arising out of, the presence or condition of such pole or any attachments thereto.

J) In the event Licensor desires at any time to abandon any of its poles on which a joint user has an attachment and on which Licensee has a licensed attachment, Licensor shall give both parties sixty (60) days prior notice in writing of such intent, unless the Joint Use Agreement applicable thereto requires a longer period of notice to the joint user, who shall be given the notice according to the Agreement terms. At the expiration of said notification period, any license previously issued by the Licensor to the Licensee shall automatically terminate, and:

         1) If no attachments remain on such pole, it shall be removed by Licensor; or

         2) If the Licensor shall have no attachments on such pole but the joint user and Licensee do, Licensor will transfer ownership of said pole to the joint user in the manner described in the Joint Use Agreement without further liability to the Licensor; or

         3) If the Licensor shall have no attachments on such pole and the joint user shall have no attachments on such pole but the Licensee does, Licensor may, without liability, remove the pole unless the conditions in 1), 2) a) or b) and c) then d) above are met.

K) When Licensee's communications facilities are removed from a pole, anchor or conduit system, no reattachment to the same pole or anchor or replacement in the same portion of a conduit system shall be made until:

         1) The Licensee has first complied with all of the provisions of this Agreement as though no such pole or anchor attachment or conduit occupancy had previously been made, and

         2) All outstanding charges due Licensor for such previous attachment and/or occupancy have been paid in full.

L) Licensee shall advise Licensor in writing as to the date on which the removal of its communications facilities from each pole, anchor, and/or portion of conduit system has been completed.





                                     - 15 -
                                                                           11/91

                                   ARTICLE X

                            TERMINATION OF LICENSES

A) Any license issued under this Agreement shall automatically terminate when Licensee ceases to have authority to construct and operate its communications facilities on public or private property at the location of the particular pole, anchor, guy strand or portion of conduit system covered by the license.

B) Licensee may at any time terminate its license with respect to the attachment to a pole or anchor, utilization of an anchor/guy strand or occupancy of a portion of conduit system and remove its communications facilities by giving Licensor written notice of such intention (Appendix III, Forms E & F). Once Licensee's communications facilities have been removed they shall not be reattached to such pole or anchor, utilize such anchor/guy strand or occupy the same portion of a conduit system until Licensee has complied with all provisions of this Agreement as though no previous license has been issued.

                                   ARTICLE XI

               INSPECTION OF LICENSEE'S COMMUNICATIONS FACILITIES

A) Licensor reserves the right to make periodic inspections of any part of Licensee's communications facilities attached to Licensor's poles, anchors, or occupying Licensor's conduit system, and Licensee shall reimburse Licensor for the expense of such inspections as specified in APPENDIX I.

B) The frequency and extent of such inspection by Licensor will depend upon Licensee's performance in relation to the requirements of ARTICLES V, VII and IX herein.

C) Licensor will give Licensee advance written notice of such inspections, except in those instances where, in the sole judgment of Licensor, safety considerations justify the need for such an inspection without the delay of waiting until a written notice has been forwarded to Licensee.

D) The making of periodic inspections or the failure to do so shall not operate to impose upon Licensor any liability of any kind whatsoever nor relieve Licensee of any responsibility, obligations or liability assumed under this Agreement.


                                  ARTICLE XII

               UNAUTHORIZED ATTACHMENT, UTILIZATION, OR OCCUPANCY

A)       If any of Licensee's communications facilities shall be found




                                     - 16 -
                                                                           11/91
         attached to poles or anchors, utilizing anchor/guy strands or occupying conduit systems for which no license is outstanding, or is outside those political entities listed on the Title Page or any Amendments subsequent to the date of this License Agreement, Licensor, without prejudice to its other rights or remedies under this Agreement including termination of licenses of this Agreement, may impose a charge and require Licensee to submit in writing, within 15 days after receipt of written notification from Licensor of the unauthorized attachment, utilization, or conduit occupancy, a pole or anchor attachment, anchor/guy strand utilization, or conduit occupancy license application, or the necessary documentation to initiate an Amensment to this License Agreement to incorporate the additional service area(s). If such application is not received by the Licensor within the specified time period, Licensee may be required at Licensor's option to remove its unauthorized attachment or occupancy or cease its unauthorized utilization within 60 days of the final date of submitting the required application, or Licensor may at Licensor's option remove Licensee's facilities without liability, and the expense of such removal shall be borne by Licensee.

B) For the purpose of determining the applicable charge, any unauthorized pole or anchor attachment, anchor/guy strand utilization or conduit system occupancy shall be treated as having existed for a period of 2 years prior to its discovery or for the period beginning with the effective date of this License Agreement, whichever period shall be the shorter.

         The fees and charges as specified in APPENDIX I, shall be due and payable forthwith whether or not Licensee is permitted to continue the pole or anchor attachment, anchor/guy strand utilization or conduit occupancy.

C) No act or failure to act by Licensor with regard to said unlicensed use shall be deemed as a ratification of the unlicensed use; and if any license should be subsequently issued, said license shall not operate retroactively or constitute a waiver by Licensor of any of its rights or privileges under this Agreement or otherwise; provided, however, that Licensee shall be subject to all liabilities, obligations and responsibilities of this Agreement in regards to said unauthorized use from its inception.


                                  ARTICLE XIII

                               SECURITY INTEREST

Should Licensor under any applicable Article of this Agreement remove Licensee's facilities from the poles, anchors, or conduit systems covered by this Agreement, Licensor will deliver to Licensee the facilities so removed upon payment by Licensee of the cost of removal, storage and delivery, and all other amounts due Licensor. At anytime, licensee, upon request of Licensor, shall grant Licensor a security interest in all of Licensee's communications facilities now or hereafter attached to poles, anchors, or placed in conduit systems pursuant to this Agreement, and Licensee agrees to perform all acts necessary to perfect Licensor's security interest under the terms of the Uniform commercial Code, or applicable lien or security laws then in effect.
If the terms of Licensee's loan agreements and debentures preclude the grant of liens or





                                     - 17 -
                                                                           11/91
security interests to Licensor, Licensee shall grant to Licensor, at anytime, upon Licensor's request, other permissible assurance of security for performance satisfactory to Licensor to cover any such aforementioned amounts due Licensor. Nothing in this Article shall operate to prevent Licensor from pursuing, at its option, any other remedies under this Agreement or in law or equity, including public or private sale of facilities under security interest or lien.

                                  ARTICLE XIV

                             LIABILITY AND DAMAGES

A) Licensor shall exercise precaution to avoid damaging the communications facilities of the Licensee and shall make an immediate report to the Licensee of the occurrence of any such damage caused by its employees, agents or contractors. Licensor agrees to reimburse the Licensee for all reasonable costs incurred by the Licensee for the physical repair of such facilities damaged by the negligence of Licensor. However, Licensor shall not be liable to Licensee for any interruption of Licensee's service or for interference with the operation of Licensee's communications facilities, or for any special, indirect, or consequential damages arising in any manner, including Licensor's negligence, out of the use of poles, anchors, guy strands, or conduit systems or Licensor's actions or omissions in regards thereto and Licensee shall indemnify and save harmless Licensor from and against any and all claims, demands, causes of action, costs and attorneys' fees of whatever kind resulting therefrom.

B) Licensee shall exercise precaution to avoid damaging the facilities of Licensor and of others attached to poles, anchors, or occupying a conduit system and shall make an immediate report to the owner of any and all direct and indirect loss from such damage caused by Licensee's employees, agents or contractors.

C) Licensee shall indemnify, protect and save harmless the Licensor, Licensor's other licensees, and joint users from and against any and all claims, demands, causes of action, damages and costs, including attorney's fees, incurred by the Licensor, the Licensor's other licensees and joint users as a result of acts by the Licensee, its employees, agents or contractors, including but not limited to the cost of relocating poles, anchors, guys, or conduit system resulting from a loss of right-of-way or property owner consents and/or the cost of defending those rights and/or consents.

D) The Licensee shall indemnify, protect and save harmless the Licensor, Licensor's other licensees, and joint users from and against any and all claims, demands, causes of actions and costs, including attorneys' fees, for damages to property and injury or death to persons, including but not limited to payments under any Worker's Compensation Law or under any plan for employee's disability and death benefits, which may arise out of or be caused by the erection, rearrangement, maintenance, presence, use or removal of Licensee's





                                     - 18 -
                                                                           11/91
         facilities, or by their proximity to the facilities of all parties attached to a pole, anchor and/or guy, or placed in a conduit system, or by any act or omission of the Licensee's employees, agents or contractors on or in the vicinity of the Licensor's poles, anchors, guys or conduit system.

E) The Licensee shall indemnify, protect and save harmless the Licensor, Licensor's other licensees, and joint users from any and all claims, demands, causes of action and costs, including attorneys' fees, which arise directly or indirectly from the construction and operation of Licensee's facilities, including but not limited to taxes, special charges by others, claims and demands for damages or loss from infringement of copyright, for libel and slander, for unauthorized use of television or radio broadcast programs and other program material, and from and against all claims, demands and costs, including attorney's fees, for infringement of patents with respect to the construction, maintenance, use and operation of Licensee's facilities in combination with poles, anchors, guys, conduit systems or otherwise.

F) Licensee shall promptly advise the Licensor of all claims relating to damage of property or injury to or death of persons, arising or alleged to have arisen in any manner, directly or indirectly, by the erection, maintenance, repair, replacement, presence, use or removal of the Licensee's facilities. Copies of all accident reports and statements made to Licensee's insurer by the Licensee or others shall be furnished promptly to the Licensor.


                                   ARTICLE XV

                                   INSURANCE

A) Licensee shall obtain and maintain insurance, including endorsements insuring the contractual liability and indemnification provisions of this Agreement, issued by an insurance carrier satisfactory to Licensor to protect the Licensor, other licensees, and joint users from and against all claims demands, causes of action, judgments, costs, including attorneys' fees, expenses and liabilities of every kind and nature which may arise or result, directly or indirectly from or by reason of such loss, injury or damage as covered in this Agreement including ARTICLE XIV preceding.

B)       The amounts of such insurance:

         1) against liability due to damage to property shall be not less than $300,000 as to any one occurrence and $500,000 aggregate, and

         2) against liability due to injury or death of persons shall be not less than $500,000 as to any one person and $1,000,000 as to any one occurrence.





                                     - 19 -
                                                                           11/91

C) Licensee shall submit to Licensor certificates by each company insuring Licensee to the effect that it has insured Licensee for all liabilities of Licensee covered by this Agreement and that it will not cancel or change any such policy of insurance issued to Licensee except after 60 days written notice to Licensor.

D) Licensee shall also carry such insurance as will protect it from all claims under any Worker's Compensation Law in effect that may be applicable to it.

E) All insurance required in accordance with B) and C) preceding must be effective before Licensor will authorize attachment to a pole and/or anchor, utilization of an anchor/guy strand or occupancy of a conduit system and shall remain in force until such Licensee's facilities have been removed from all such poles, anchors, or conduit system. In the event that the Licensee shall fail to maintain the required insurance coverage, Licensor may pay any premium thereon falling due, and the Licensee shall forthwith reimburse the Licensor for any such premium paid.

                                  ARTICLE XVI

                          AUTHORIZATION NOT EXCLUSIVE

Nothing herein contained shall be construed as a grant of any exclusive authorization, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any pole, anchor, guy, or conduit system covered by this Agreement,

                                  ARTICLE XVII

                              ASSIGNMENT OF RIGHTS

A) Licensee shall not assign or transfer this Agreement or any license or any authorization granted under this Agreement and this Agreement shall not inure to the benefit of Licensee's successors or assigns, without the prior written consent of Licensor. Licensor shall not unreasonably withhold such consent,

B) In the event such consent or consents are granted by Licensor, then the provisions of this Agreement shall apply to and bind the successors and assigns of the Licensee.

                                 ARTICLE XVIII

                               FAILURE TO ENFORCE

Failure of Licensor to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to give notice or declare this Agreement or any authorization granted hereunder terminated shall not constitute a general waiver or relinquishment of any term or condition





                                     - 20 -
                                                                           11/91
of this Agreement, but the same shall be and remain at all times in full force and effect.

                                  ARTICLE XIX

                            TERMINATION OF AGREEMENT

A) Subject to provisions of Article XVII hereof, should Licensee cease to provide its communications services in the area covered by this Agreement, then all of Licensee's rights, privileges and authorizations under this Agreement, including all licenses issued hereunder, shall automatically terminate as of the date following the final day that such communications services are provided.

B) Licensor shall have the right to forthwith terminate this entire Agreement or any license issued hereunder whenever Licensee is in default of any term of this Agreement, including, but not limited to, the following conditions:

         (1) If Licensee's communications facilities are used or maintained in violation of any law or in aid of any unlawful act or undertaking; or

         (2) If Licensee attaches to any poles and/or anchors, utilizes any anchor/guy strands, or occupies any portion of a conduit system without having first been issued a license therefor; or

         (3) If any authorization which may be required of the Licensee by any governmental or private authority for the construction, operation, and maintenance of the Licensee's communications facilities is denied or revoked; or

         (4) If the insurance carrier shall at any time notify Licensor or Licensee that the policy or policies of insurance, required under ARTICLE XV hereof, will be cancelled or changed and if in the sole judgment of Licensor the requirements of ARTICLE XV will no longer be satisfied, this Agreement may be terminated upon the effective date of such cancellation or change.

C) Licensor will promptly notify the Licensee in writing of any condition(s) applicable to B) above. Licensee shall take immediate corrective action to eliminate any such condition(s) and shall confirm in writing to Licensor within 30 days following receipt of such written notice that the cited condition(s) has (have) ceased or been corrected. If Licensee fails to discontinue or correct such conditions and fails to give the required confirmation, Licensor may immediately terminate this Agreement,

D) In the event of termination of this Agreement or any of Licensee's rights, privileges or authorizations hereunder, Licensee shall remove its communications facilities from Licensor's poles, anchors and conduit system within six months from the date of termination; provided, however, that Licensee shall be liable for and pay all





                                     - 21 -
                                                                           11/91
         fees and charges pursuant to terms of this Agreement to Licensor until Licensee's communications facilities are actually removed from Licensor's poles, anchors and conduit system.

E) If Licensee does not remove its communications facilities from Licensor's poles, anchors and conduit system within the applicable time periods specified in this Agreement, Licensor shall have the right to remove them at the expense of Licensee and without any liability on the part of Licensor to Licensee therefor.

F) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day preceding the day when said tariff becomes effective, and in such event with respect to those arrangements, fees and charges not included in said tariff, the Licensee may at its option within 60 days from the effective date of said tariff terminate this Agreement.

                                   ARTICLE XX

                               TERM OF AGREEMENT

A) Unless sooner terminated as herein provided, this Agreement shall continue in effect for a term of one year from the date hereof, and thereafter until either party hereto terminates this Agreement by giving the other party at least six months prior written notice thereof. Such six months notice of termination may be given to take effect at the end of the original one year period or thereafter.

B) Termination of this Agreement or any licenses issued hereunder shall not affect Licensee's liabilities and obligations incurred hereunder prior to the effective date of such termination.

                                  ARTICLE XXI

                                    NOTICES

  All written notices required under this Agreement shall be given by posting the same in first class mail to Licensee as follows:

         (Name) Shawn Wright
         (Title) President
         (Company) BEACH CABLE
         (Address) P.O. Box 2462
         (City, State and Zip Code) Panama City, Florida 32402
         (Telephone) (904) 235-1113





                                     - 22 -
                                                                           11/91
and to Licensor as follows:

         (Name)                                R. E. Christian, Jr.
         (Title)                               License Agreement Coordinator
         (Company)                             Southern Bell Tel. & Tel. Co.
         (Address)                             301 W. Bay Street - 21JJ1 SBT
         (City, State, and Zip Code)           Jacksonville, Florida 32202

or to such address as the parties hereto may from time to time specify in writing.

                                  ARTICLE XXII

                      SUPERSEDURE OF PREVIOUS AGREEMENT(S)

This Agreement supersedes all previous agreements, whether written or oral, between Licensor and Licensee for attachment and maintenance of Licensee's communications facilities on poles, anchors, and in conduit systems within the geographical area covered by this Agreement; and there are no other provisions, terms or conditions to this Agreement except as expressed herein. All currently effective licenses heretofore granted pursuant to such previous agreements shall be subject to the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the day and year first above written.

                                     BELLSOUTH TELECOMMUNICATIONS, INC.
                                  -----------------------------------------
                                               Name of Licensor

 /s/ Jo C. Philips                BY: /s/ C.J. Sanders
----------------------------          -------------------------------------
           Witness                                Signature

 /s/ Ludie R. Hallicy             Its: Vice President - Network
----------------------------           ------------------------------------
           Witness                     Operations/South
                                       ------------------------------------
                                                    Title

                                                 BEACH CABLE
                                  -----------------------------------------
                                               Name of Licensee


                    (Seal)        BY:  /s/  Shawn Wright
----------------------------          -------------------------------------
           Attest                                 Signature


/s/ Christina Andrews             Its:            President
----------------------------           ------------------------------------
           Witness                                  Title





                                     -23 -
                                                                           7/92

                                  APPENDIX  I

                   ***INFORMATION IN THIS APPENDIX HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT. THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                                                                     FLTV930023
                                                                     Appendix 1
                                                                    Page 1 of 3



                                  APPENDIX 1

                         SCHEDULE OF FEES AND CHARGES


        THIS APPENDIX 1, effective January 1, 1998, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor) and Beach Cable, Inc. (Licensee), dated September 15, 1993, and contains the fees and charges governing the use of Licensor's poles, anchors and conduit systems by Licensee's communications facilities in Panama City.

A)      Attachment, Utilization, and Occupancy Fees

        1)      General

        a) Attachment, utilization, and occupancy fees commence of the first day of the calendar month following the date the License is issued for such attachment, utilization or occupancy. Such fees cease as of the final day of the calendar month preceding the month in which the attachment or occupancy is physically removed or the utilization is discontinued.

        b) A one month minimum is applicable for all attachment, utilization and occupancy accommodations.

        c)      Fees shall be payable annually on the first day of July.

        d) The total attachment and occupancy fees due hereunder, shall be based upon the number of poles, anchors and duct feet of conduit for which licenses have been issued before the first day of July each year. Each annual payment shall include a proration of the monthly attachment and occupancy charges applicable for attachments and occupancy initially authorized by the Licensor during the preceding twelve (12) month period.

        e) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day preceding the day when said tariff becomes effective.

                                                                     FLTV930023
                                                                     Appendix 1
                                                                    Page 2 of 3


        2)      Fees

                Licensee shall pay to Licensor the following fees:

                POLE AND/OR ANCHOR ACCOMMODATIONS

                                                                   ANNUAL FEE

        Per pole/anchor attached                                       [____]

                CONDUIT OCCUPANCY ACCOMMODATIONS

                                                                   ANNUAL FEE

        Per foot of duct occupied                                      [____]


        i) For the purpose of determining the duct feet chargeable, the duct considered occupied shall be measured from the center to center of adjacent manholes, or from the center of a manhole to the end of a duct not terminated in a manhole.

        ii) The above rates are not applicable for crossings of any navigable waterway or special construction situations. Rates for such crossings will be calculated on an individual case basis.

                                                                     FLTV930023
                                                                     Appendix 1
                                                                    Page 3 of 3


B)      Charges

        1)      Computation

                Charges for all work performed by Licensor or by it authorized representative in connection with the furnishing of pole, anchor and conduit system accommodations as covered by this Agreement shall be based upon the full cost, plus [___] of such amount, to the Licensor for performance of such work. Such charges will apply for, but not be limited to, prelicense survey, make-ready work, inspection and removal of Licensee's communications facilities and supervision, at the option of the Licensor, of Licensee performed work in and around the immediate vicinity of a conduit system or pole.

        2)      Pole and/or Anchor Replacements

                The charge for replacement of a pole, or anchor required to accommodate Licensee's communications facilities, in accordance with ARTICLE VIII, A) 7) shall be based on Licensor's fully installed costs less salvage value, if any.

C)      Payment Date

        Failure to pay all fees and charges within 30 days after presentment of the bill therefor or on the specified payment date, whichever is later, shall constitute a default of this Agreement.


Licensee:                          Licensor:
Beach Cable, Inc.                  BELLSOUTH TELECOMMUNICATIONS, INC.

By:     /s/ Frank Atkinson         By   /s/ T. C. Kellerman, Jr.
   --------------------------        --------------------------------
                                           (Signature)

Its     General Manager            Its     Network Vice President
   --------------------------         -------------------------------
                                           (Title)

Witness:  /s/ Robin Schwab         Witness: /s/ Ludie R. Hallicy
        ---------------------              --------------------------

Witness:                           Witness: /s/ Kathleen T. Yedlicka
        ---------------------              --------------------------

                                 Appendix II

                                  APPENDIX II

        PROCEDURE FOR PROCESSING MULTIPLE POLE AND/OR ANCHOR ATTACHMENT,

    ANCHOR/GUY STRAND UTILIZATION AND CONDUIT OCCUPANCY LICENSE APPLICATION


THIS APPENDIX II, effective as of ______________________, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor) and Beach Cable, Inc., (Licensee) dated _________________________ and contains the procedure for processing multiple License applications.

A)       MULTIPLE APPLICANTS

         Applications received from multiple applicants for the same pole, anchor, anchor/guy strand or conduit system will be classified as follows:

         1)      simultaneous                     -       received by the
                                               Licensor on the same business
                                               day.

         2)      non-simultaneous                 -       received by the
                                               Licensor on different business
                                               days.

B)       PROCESSING

         1)      simultaneous applications     -  Processing of simultaneous
                                                  applications will be
                                                  done concurrently.
                                                  Authorization for attachment,
                                                  utilization or occupancy will
                                                  be granted simultaneously to
                                                  all multiple applicants
                                                  involved.

         2)      non-simultaneous application  -  Initial applicant will be offered the following
                                                  Options in writing immediately
                                                  following receipt, by the
                                                  Licensor, of an
                                                  application(s).  Copies of
                                                  such written notification to
                                                  the initial applicant will be
                                                  sent to the additional
                                                  applicant(s).

Option 1 -       Application(s) of the initial applicant will be processed on the basis that there is no application on file from another applicant for the same pole, anchor, anchor/guy strand or conduit system.

Option 2 -       Application(s) of initial applicant and additional
                 applicant(s) will be processed in accordance with B) 1) preceding.





                                     - 1 -
                                                                           7/92

                                                                     APPENDIX II


        3)      Initial Applicant

                All work in progress on application(s) filed by an initial applicant will be suspended by the Licensor from the date of its written notification as required in 2) preceding until the initial applicant notifies the Licensor, in writing, of the Option it elects. Such written notification, by the initial applicant will be required no later than 20 days following its receipt of the aforementioned notification from the Licensor; otherwise the Licensor will deem the initial applicant to have elected Option 1. Licensor will notify the additional applicant(s), in writing, of the Option elected by the initial applicant.

        4)      Additional Applicant(s)

                Option 2 will be subject to acceptance by all multiple applicants involved. The additional applicant(s) will have 10 days from receipt of written notification from the Licensor advising that the initial applicant has selected Option 2, to accept or reject by written notification to the Licensor the conditions applicable to simultaneous attachment, utilization or occupancy; otherwise the Licensor will deem the additional applicant(s) to have rejected acceptance of treatment as simultaneous applicants.

C)       CONDITIONS APPLICABLE TO SIMULTANEOUS APPLICATIONS:

         1)     Field Inspection

                The field inspection will be performed by a representative of the Licensor, unless by mutual agreement the parties agree that individually or collectively the Licensees will be responsible for completion of the required inspection, to determine the make-ready work necessary to accommodate attachment or utilization of their respective communications facilities on a simultaneous basis. Field inspections for conduit occupancy applications will be performed by a representative of the Licensor.

                a) If multiple applicants choose Option 2 and wish to be responsible for the associated field inspection, such indication must be included in the written notification required by Appendix II B) 3) and B) 4) preceding.

                b)       Field inspection results data must comply with
                         Article VIII A)  2) a) of this Agreement.

         2)     Make-Ready Work

                Multiple applicants must develop a mutually agreeable order of pole, anchor, anchor/guy strand or conduit system availability and overall make-ready work completion schedule.

                a) When multiple applicants cannot reach such mutual agreement within 15 days from receipt of written notification from the Licensor of the estimated charges for the required make-ready





                                    - 2 -
                                                                           11/91

                                                                     APPENDIX II


                          work, the Licensor may at its option offer as an alternative to complete the total make-ready work required for all multiple applicants before simultaneously granting attachment, utilization or occupancy authorization for all multiple applications involved.

                 b) Any multiple applicant who fails to agree to the alternative arrangement will be considered by the Licensor to have cancelled its application(s) relative to the poles, anchors, anchor/guy strands or conduit systems involved on pending applications of another applicant(s).

         3)      Costs

                 Each multiple applicant will be charged an equal share of the total actual make-ready costs incurred by the Licensor to accommodate simultaneous attachment, utilization or occupancy by the multiple applicants.

         C)      CONDITIONS APPLICABLE TO NON-SIMULTANEOUS APPLICATIONS

                 1)       Field Inspection

                          Field inspections will be performed by a representative of the Licensor, unless by mutual agreement a Licensee agrees to be responsible for completion of his respective field inspection, to determine the make-ready work necessary to accommodate attachment, utilization or occupancy of the respective communications facilities.

                          a) If multiple applicants are involved and either party chooses Option 1, the field inspections will be made separately. If either applicant wishes to be responsible for their associated field inspection, such indication must be included in the written notification required by Appendix II B) 3) or
                                  B) 4) or in the original application required by Article VIII A) 1) of this Agreement.

                          b) Field inspection results data must comply with Article VIII A) 2) b) of this Agreement.

                          c) Field inspection results developed by a multiple applicant in accordance with Article VIII A) 2) (b), must be submitted to the Licensor within 30 days of the most recent date upon which the applicant's pending application(s) have been classified as non-simultaneous. Failure of an applicant to comply with this requirement will be considered by the Licensor as a cancellation of the application(s) involved.

                 2)       Pre-License Survey costs

                          Each multiple applicant will be charged the applicable prelicense survey costs incurred by the Licensor relative to a determination




                                    - 3 -
                                                                           11/91

                                                                     APPENDIX II


                          of the make-ready work required to accommodate attachment, utilization or occupancy of the individual applicant's communications facilities on a non-simultaneous basis.

                 3)       Make-Ready Completion Schedule

                          The date of receipt (earliest taking precedence) by the Licensor of applications filed in accordance with
                          Article VII B) will determine the priority of make-ready work completion by the Licensor. Any change in priority of pole, anchor, anchor/guy strand or conduit availability will require an appropriate change in make-ready work completion of the application(s) involved and be subject to the Licensor's ability to accommodate the specific change(s) required in its established work schedule.

                 4)       Make-Ready Work Costs

                          Make-ready work costs will be allocated as follows:



                          a) The initial applicant will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the initial applicant's communications facilities on poles, anchors or in conduits on a non-simultaneous basis.

                          b) The additional applicant(s) will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the additional applicant's communications facilities on poles, anchors or in conduits for which prior attachment, utilization or occupancy authorization has been granted to another applicant.

         E)      PRE-LICENSE SURVEY COMPLETION - LICENSOR

                 In performing all field inspections and associated administrative processing for which it may be responsible, the Licensor will endeavor to include such work in its normal work load schedule.

         F)      CHANGES IN APPENDIX

                 This Appendix may be changed in whole or in part at any time during the term of this Agreement at the sole option of the Licensor upon the giving of not less than 60 days written notice thereof to the Licensee and to substitute in place thereof such other provisions as the Licensor may deem necessary as relative to multiple attachments to poles and anchors, utilization of anchor/guy strands or conduit occupancy of the Licensor.




                                    - 4 -
                                                                           11/91

                                                                     APPENDIX II




      BEACH CABLE                       BELLSOUTH TELECOMMUNICATIONS, INC.
----------------------------------      ----------------------------------
      Name of Licensee                             Name of Licensor


By:      /s/ Shawn Wright               BY:    /s/ C. J. Sanders
   -------------------------------          -----------------------------------
           Signature                                     Signature

Its:  President                         Its:      Vice President - Network
      ----------------------------           ----------------------------------
           Title                                     Operations/South
                                             ----------------------------------
                                                  Title

Attest:                  (Seal)                   Witness:  /s/ Jo C. Philips
       ---------------------------                         --------------------


Witness:    /s/ Christina Andrews                 Witness: /s/ Ludie R. Hallicy
         -------------------------                        ---------------------




                                    - 5 -
                                                                            7/92

                                 APPENDIX  III

                                  APPENDIX III

                        ADMINISTRATIVE FORMS AND NOTICES


THIS APPENDIX III, effective as of __________________________, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor), and Beach Cable, Inc. (Licensee), dated ___________________ and contains the administrative forms governing the use of Licensor's poles, anchors, guy strands, and conduit system by Licensee's communications facilities.


                         INDEX OF ADMINISTRATIVE FORMS


Application and Pole Attachment License                              A-1

Pole, Anchor and Guy Strand Details                                  A-2

Pole Survey Form                                                     A-3

Authorization for Prelicense Survey and/or Make-Ready Work           B-1

Itemized Estimate - Pole, Anchor and/or Guy Strand                   C-1
   Make-Ready Work Charges

Itemized Estimate - Conduit Make-Ready Work and                      C-2
   Charges

Summary Estimate - Pole Attachment/Conduit Occupancy                 C-3

Application and Conduit Occupancy License                            D-1

Conduit System Diagram                                               D-2

Cable to Occupy Conduit                                              D-3

Equipment Housings to be Placed in Manholes                          D-4

Notification of Surrender or Modification of Pole                    E
   Attachment License by Licensee

Notification of Surrender or Modification of Conduit                 F
   Occupancy License by Licensee





                                                                            7/92

Form A-I                                                            APPENDIX III
1 of 2


                                              BEACH CABLE
                                              -----------
APPLICATION AND POLE ATTACHMENT LICENSE       (Name of Licensee)
---------------------------------------       8128 Front Beach Road Suite C
                                              -----------------------------
                                              (Street Address)
                                              Panama City Beach, Florida
                                              --------------------------
                                              (City and State)

                                              -------------------------------
                                              (Date)


DISTRICT ENGINEER
NETWORK OPERATIONS
BELLSOUTH TELECOMMUNICATIONS, INC.

-----------------------------
-----------------------------

    In accordance with the terms and Conditions of the License Agreement between us, dated ____________________, 19__, application is hereby made for a nonexclusive license to attach communication facilities to ______ poles, anchors, and/or utilize anchor/guy strands, as indicated on the attached sketch and Form A-2. This request will be designated:

POLE ATTACHMENT (P.A.) Application No. P.A. ______________ (1), located
________________________________________________________________________________

    Licensee hereby requests Licensor to provide the following estimate(s) of the Cost to Complete the required prelicensing survey work (indicate by initialing). Such estimate(s) does (do) not bind the Licensee to acceptance of Licensor's completion of the Field Inspection portion of the prelicense survey:

                  ___     Administrative Processing (Licensee wishes to
                          conduct Field Inspection)
                  ___     Administrative Processing and Field Inspection

         Please initiate a Form B-1 for this application.

                                        By:     /s/ Shawn Wright
                                           ------------------------------------
                                            (Signature of authorized person)

                                        Its:     President
                                            -----------------------------------
                                            (Title of authorized person)

                                        Tel. No.
                                                -------------------------------


(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.





                                                                            7/92

                                                                    Appendix III

Form A-I
2 of 2




              Application and Pole Attachment License (continued)

The above referenced License _______________ is hereby granted to attach the communications facilities described in this application to ________________ poles, _____________________ anchors, and or utilize ________________________
anchor/guy strands, as indicated on the attached Form A-2. Southern Bell authorization has been assigned to this request. A copy of Form(s) ______________ is/are attached for you files.

                                   By:
                                      -----------------------------------

                                       District Engineer
                                       -----------------

                                   Tel. No.
                                            -----------------------------
                                   Date
                                       ----------------------------------

                                                                    Appendix III
                                                            Page _____ of ______




Form A-2

--------------------------
(Licensee)

--------------------------           -------------------------------------------
(P.A. Applic. No.)                   (Area) (1)

                      POLE, ANCHOR AND GUY STRAND DETAILS

       ------------------------------------------------------------------------------------------------------------------------
                                                 LICENSEE                                      (2)             LICENSOR

       ------------------------------------------------------------------------------------------------------------------------
          Pole No. (4)   Location (5)        Make-Ready        Anchor      A/GS      Attachments          License   License
                                             Required    (6)   Use (7)     Use (8)      (9)               No.       Date
        ------------------------------------------------------------------------------------------------------------------------
     1.
        ------------------------------------------------------------------------------------------------------------------------
     2.
        ------------------------------------------------------------------------------------------------------------------------
     3.
        ------------------------------------------------------------------------------------------------------------------------
     4.
        ------------------------------------------------------------------------------------------------------------------------
     5.
        ------------------------------------------------------------------------------------------------------------------------
     6.
        ------------------------------------------------------------------------------------------------------------------------
     7.
        ------------------------------------------------------------------------------------------------------------------------
     8.
        ------------------------------------------------------------------------------------------------------------------------
     9.
        ------------------------------------------------------------------------------------------------------------------------
     10.
        ------------------------------------------------------------------------------------------------------------------------
     11.
        ------------------------------------------------------------------------------------------------------------------------
     12.
        ------------------------------------------------------------------------------------------------------------------------
     13.
        ------------------------------------------------------------------------------------------------------------------------
     14.
        ------------------------------------------------------------------------------------------------------------------------
     15.
        ------------------------------------------------------------------------------------------------------------------------
     16.
        ------------------------------------------------------------------------------------------------------------------------
     17.
        ------------------------------------------------------------------------------------------------------------------------
     18.
        ------------------------------------------------------------------------------------------------------------------------
     19.
        ------------------------------------------------------------------------------------------------------------------------
     20.
        ------------------------------------------------------------------------------------------------------------------------

                               [POLE SURVEY FORM
                                 APPEARS HERE]

                                                                    APPENDIX III
Form B-I
1 of 2




           AUTHORIZATION FOR PRELICENSE SURVEY AND/OR MAKE-READY WORK

                                            DISTRICT ENGINEER
                                            NETWORK OPERATIONS

-------------------------------             -----------------------------------
         LICENSEE                           -----------------------------------

The following is a summary of the estimated charges for:

             Pole Attachment Application No.            P.A. -
       -----                                                   ------

             Conduit Occupancy Application No.          C.O. -
       -----                                                   ------


Located:
        -----------------------------------------------------------------------

PRELICENSE SURVEY:

                                                             Hours         Rate/Hour         + %       Total
                                                             -----         ---------         ---       -----
Pole
----
         Field Inspection (If requested)                                $
                                                            --------     ------------      ------     -------
         *Summary Estimate
                                                            --------    -------------      ------     -------
         *Itemized Estimate
                                                            --------    -------------      ------     -------
             *Includes Administrative
              Processing

Conduit
-------
         **Summary Estimate
                                                            --------    -------------      ------     -------
         **Itemized Estimate
                                                            --------    -------------      ------     -------
                 **Includes Field Inspection and
                   Administrative Processing

         If you wish us to complete the required survey work, please forward a check in the amount of $ _______ for a Summary Estimate or $______________ for an Itemized Estimate.

         If you have chosen to conduct the Field Inspection portion of the pole survey, you may proceed with the inspection and forward inspection details to us upon your completion of the inspection along with a check in the amount of $_____________ for a Summary Estimate or $______________ for an Itemized Estimate.

         Upon completion of this work the above estimate will be adjusted to reflect the actual costs incurred.


                                  -------------------------    -------------
                                      District Engineer            Date





                                                                           11/91

                                                                    APPENDIX III
Form B-I
2 of 2



Authorization For Prelicense Survey and/or Make-Ready Work (Continued)

Attached is a check in the amount of $_____________________ for the following:

         ________  Prelicense Survey
         ________  Summary Estimate
         ________  Itemized Estimate

         You are hereby authorized to proceed with the work necessary to furnish us a make-ready cost estimate.

         ________  Prelicense Field Survey prepared by Licensee is attached.



                               -------------------------------      -----------
                               Authorized Representative                Date
                               of Licensee


      The attached Form(s) ________________ indicate(s) the total estimated cost for the above referenced make-ready work.

      Should you desire to have this make-ready work accomplished please forward a check to this office in the amount of $____________. Upon completion of this work, the above estimated amount will be adjusted to reflect the actual costs incurred.

            ________No make-ready work     -----------------------  -----------
                    required                  District Engineer         Date

         Attached is a check in the amount of $_____________________ for the above referenced make-ready work. Please proceed with the work.



                               -------------------------------      ----------
                               Authorized Representative               Date
                               of Licensee


         Southern Bell make-ready work completed
                                                 ------------------------------
                                                                Date





                                                                           11/91

                                                                    APPENDIX III
FORM C-1

             ITEMIZED ESTIMATE OF POLE MAKE-READY WORK AND CHARGES

                                                        Sheet ______ of _______
--------------------------------
LICENSEE

--------------------------------------------           ------------------------
POLE LOCATED in MUNICIPALITY, COUNTY, STATE                   Date Prepared

-------------------------------        -------------------------        ---------------------------
License Application Number             Exchange or Wire Center          Customer Work Order Number

--------------------------------------------------------------------------------------------------------------------------------
        POLE INFORMATION              MAKE READY WORK REQUIREMENTS           MATERIAL     (5)               LABOR  (6)
--------------------------------------------------------------------------------------------------------------------------------
    Licensor       Location                                                                                     Rate
  Pole No. (1)        (2)             Description of Work           No. & Item    Unit Cost    Total   Hours    Hour    Total
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                             EXPLANATION OF COLUMN


(1)      Designate pole number by Company

                 T -- Telephone        E -- Electric       (Circle Company that
                                                           will be Licensor)

(2)      Name of Street, Road, Highway, Route, etc.

(3)      Work Description, e.g.,                     Lwr 2 Cal'                            Rse rack 2'
                                                     Lwr TOP Ca 1'                         Pic A&G
                                                     Lwr Ca & Term 18'                     Lwr Fire Alm 1'
                                                     Rpl Pole Rse Transf 1'


(4)      Indicate Company to perform work operations, e.g.,         T -- Telephone     P -- Pole
                                                                    E -- Electric      M --Municipality
                                                                    C --CATV           O --Other Licensee
                                                                    F --Fire
                                                                    T/C -- Optional-Either Telephone or CATV

(5)      List Non-exempt Material Only.

(6) Indicate labor hours and costs required to perform work operations listed in (3).




                                                                           11/91

                                                                    APPENDIX III

FORM C-2

            ITEMIZED ESTIMATE OF CONDUIT MAKE-READY WORK AND CHARGES

--------------------------                          Sheet _______ of _______
LICENSEE

------------------------------------------          -------------------------
CONDUIT LOCATED in MUNICIPALITY, COUNTY, STATE             Date Prepared


---------------------------------        ----------------------------------         ------------------------------------
License Application Number               Exchange or Wire Center                    Customer Work Order Number


----------------------------------------------------------------------------------------------------------------------------------
       Conduit Information                 Make Ready Work Requirements     Material  (4)                        Labor  (5)
----------------------------------------------------------------------------------------------------------------------------------
           Location                            Description of Work
-------------------------------                        (3)                                                         Rate/
   Street (1)   Section (2)                                             No. & Item  Unit Cost    Total    Hours    Hour    Total
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                             EXPLANATION OF COLUMN


(1)      Name of Street, Road, Highway, Route, etc.

(2) Conduct Section involved, e.g., MH102 to MH103, MH102 to pole 103, etc.

(3) Work description, e.g., Pump out manhole, rod duct, mark duct, clear duct, replace 100X cable, etc.

(4)      List non-exempt material only.

(5) Indicate labor hours and costs required to perform work operation listed in (3).





                                                                           11/91

Form C-3
                                                                    APPENDIX III

                       ITEMIZED ESTIMATE/SUMMARY ESTIMATE

                                Pole Attachment
-----------------------         Application No.                   ------------------------------------
Licensee                                        ----------------           Date Prepared


                                Conduit Occupancy
------------------------        Application No.                   ------------------------------------
Area                                            ----------------         Authorization No.


------------------------                                          ------------------------------------
Application No.                                                               Wire Center or Exchange



         Make Ready               Hours            Rate/Hour                                  Total
         ----------               -----            ---------                                  -----
         Labor                                     $                                          $
                                  ---------         ---------                                  -------------

         *Engineering &
           Administration         ---------        $                                          $
                                                    ---------                                  -------------
           Material

                                                                                              $
                                                                                               -------------
                                                                                              $
                                                                                               -------------
                                                                             Subtotal         $
                                                                             + 10%             -------------
                                                                             Total            $
                                                                                               -------------

                                                    *Less previous payments
                                                     under this authorization                 $
                                                                                               -------------
                                                      Amount due                              $
                                                                                               -------------

* If this authorization includes the make-ready survey and the associated payments, Engineering and Administrative costs for the make-ready survey should be included in the estimated amount above.





                                                                           11/91

                                                                    APPENDIX III
Form D.1
                   APPLICATION AND CONDUIT OCCUPANCY LICENSE




                                             ----------------------------------
                                             (Name of Licensee)


                                             ----------------------------------
                                             (Street Address)


                                             ----------------------------------
                                             (City and State)


                                             ----------------------------------
                                             (Date)

District Engineer - Network Operations
BellSouth Telecommunications, Inc.

-----------------------------------------------------

-----------------------------------------------------


         In accordance with the terms and conditions of the License Agreement between us, dated ____________, 19__, application is hereby made for a license to occupy the conduit system shown on Form D-2, with the cable and equipment detailed on Forms D-3 and D-4. This request will be designated:

        CONDUIT OCCUPANCY (C.O.) Application Number CO-_____________ (1)

         Licensee hereby requests Licensor to provide an estimate of the cost to complete the prelicensing survey work. Completion of such estimate does not constitute Licensee's authorization for completion of the prelicense survey by Licensor.

                                   By:
                                      -----------------------------------------
                                        (Signature of Authorized Person)

                                   Its:
                                       ----------------------------------------
                                        (Title of Authorized Person)

                                   Tel. No.
                                           ------------------------------------

         The above referenced License _____________________ is hereby granted to occupy Licensor's conduit system, as indicated on attached Form D-2, with cable, equipment and facilities specified on the attached Forms D-3 and D-4. Duct footage this license _______________________.


                                   By:
                                      -----------------------------------------
                                               District Engineer

                                   Tel. No.
                                           ------------------------------------

(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

FORM D-3
                                                                    APPENDIX III
                            CABLE TO OCCUPY CONDUIT

-------------------------------------------------------------------------------------------------------
                                    METALLIC                    MAX
                                   SHEATH OR                  VOLTAGE
  CABLE                             SHEILD                    TO GND.      MAX CURRENT
 DESIGNA-   O.D.      WT. LBS.    -----------    TYPE OF     ---------       IN ANY      TYPE OF
  TION     INCHES     PER FOOT     YES |  NO      CABLE      AC  |  DC     CONDUCTOR      JACKET
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


1. CABLE DESIGNATION: Assign letter, alphabetically, to each different type of cable to be installed.

2.       O.D. (Inches): Outside diameter of the cable.

3.       WT. LBS. PER FOOT: Self-explanatory

4.       METALLIC SHEATH OR SHIELDS: Self-explanatory

5. TYPE OF CABLE: If coaxial cable show number of tubes. If pair cable show pair size and gauge (e.g., 16-22)

6.       MAX. VOLTAGE TO GND.: Self-explanatory

7.       MAX. CURRENT IN ANY CONDUCTOR: Self-explanatory

8. TYPE OF JACKET: Enter type of material of the outer jacket or sheath (Polyethylene, PVC, lead, etc.).

                                                     EXHIBIT A
                                                     ---------





          [Diagram of Beach Cable Construction Phases Appears Here]

                                                                    APPENDIX III

FORM D-4

                   EQUIPMENT HOUSING TO BE PLACED IN MANHOLES


----------------    ----------      --------        -----            ------           -------
TYPE                HEIGHT          WIDTH           DEPTH            WEIGHT           LOCATION

----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------
----------------    ----------      --------        -----            ------           -------





                                                                           11/91

FORM E
                                                                    APPENDIX III

(2)Individual applications to be numbered in sequential ascending order by Licensee for each license application. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

                         NOTIFICATION OF SURRENDER OF
                     POLE ATTACHMENT LICENSE BY LICENSEE

                SOUTHERN BELL TELEPHONE AND TELEGRAPH COMPANY


               ------------------------------------------------
                                Street Address


               ------------------------------------------------
                     City           State             Zip


               ------------------------------------------------
                                    Date

         In accordance with the terms and conditions of the License Agreement between us, dated ______________, 19__, notice is hereby given that the license covering attachments to the following poles is surrendered effective
_____________________.


Pole License No. _________________, Dated __________________, 19__.


Pole No.                                      Date Facilities Removed
--------                                      -----------------------


                                              -------------------------------
                                                     (Name of Licensee)

                                              By:
                                                 ----------------------------
                                              Title:
                                                    -------------------------

--------------------------------------------------------------------------------

Date Notice Received                       By
                     ---------------------    --------------------------------

Total Poles Discontinued
                         --------------------------




                                                                           11/91

FORM F
                                                                    APPENDIX III

                          NOTIFICATION OF SURRENDER OF
                     CONDUIT OCCUPANCY LICENSE BY LICENSEE

                 SOUTHERN BELL TELEPHONE AND TELEGRAPH COMPANY


               ------------------------------------------------
                                 Street Address


               ------------------------------------------------
                      City            State            Zip


               ------------------------------------------------
                                      Date

         In accordance with the terms and conditions of the License Agreement between us, dated ______________, 19__, notice is hereby given that the license covering occupancy of the following conduit is surrendered effective
_____________________.

Conduit License No.  _________________, Dated __________________, 19__.


Conduct Location          Facility                Date Facilities Removed
----------------          --------                -----------------------


                                         -------------------------------------
                                                    (Name of Licensee)

                                         By:
                                            ----------------------------------

                                         Title:
                                               -------------------------------

--------------------------------------------------------------------------------

Date Notice Received                       By
                     ---------------------    --------------------------------

Duct Footage Discontinued
                          --------------------------


                                                                          11/91